BLACKROCK FUNDS III

Supplement dated March 10, 2010

to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

each dated May 1, 2009 (as revised December 1, 2009)

for the BlackRock Bond Index Fund and

BlackRock S&P 500 Stock Fund

The information in this Supplement updates information in the Prospectus and SAI, supersedes any contrary information in the Prospectus and SAI or any prior supplement, and should be read in conjunction with the Prospectus and SAI.

As of March 10, 2010, Peter Cramer is no longer a Portfolio Manager of the Bond Index Master Portfolio. Lee Sterne, John Sulski and Scott Radell will continue to be responsible for the day-to-day management of the Bond Index Master Portfolio as previously disclosed in the Prospectus and SAI. Accordingly, the Prospectus and SAI are revised to remove references to Peter Cramer.

MF-A-WFBIX-1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE